UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

PLBY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 424-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 19, 2022, PLBY Group, Inc. (the “Company”) distributed to all holders of record of its common stock, par value $0.0001 (the “Common Stock”), as of 5:00 p.m., Eastern Time, on December 16, 2022 (the “Record Date”), for each share of Common Stock held as of the Record Date, one non-transferable subscription right to purchase 0.30681187 of a share of Common Stock. On January 9, 2023, the Company filed a prospectus supplement and announced that it is extending the expiration date and amending the subscription price of the rights offering. Each subscription right now entitles holders to purchase 0.30681187 of a share of Common Stock at a subscription price per whole share of Common Stock equal to the lesser of (i) $3.50 and (ii) eighty-five percent (85%) of the VWAP (as defined below) of a share of our Common Stock for the ten trading day period through and including January 20, 2023 (the lesser of (i) and (ii), the “Subscription Price”). “VWAP” means, for any trading day, the volume-weighted average price of our Common Stock on the Nasdaq Global Market (“Nasdaq”), as reported by Bloomberg L.P. between 9:30 a.m. and 4:00 p.m., Eastern Time, on such date. All holders of record must subscribe assuming the Subscription Price is $3.50 per share. If the Subscription Price is determined to be less than $3.50, then the excess subscription amounts paid by a holder will be applied to the purchase of additional shares of Common Stock at the Subscription Price.

Copies of the prospectus supplement (and accompanying base prospectus) and rights certificate will be mailed to all holders of record of Common Stock as of 5:00 p.m., Eastern Time, on December 16, 2022 and can also be accessed through the SEC’s website at www.sec.gov or be obtained from the information agent, Morrow Sodali, at (203) 561-6945 (for banks and brokers) or (800) 662-5200 (the toll-free number for stockholders), or via email at PLBY@investor.morrowsodali.com. Additional information regarding the rights offering is set forth in the prospectus supplement (and the accompanying base prospectus). This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

In connection with the rights offering, the Company is filing certain ancillary documents as Exhibits 4.1 and 99.1 to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement, replacing the equivalent exhibits filed in connection with the prospectus supplement on December 19, 2022. The foregoing descriptions of Exhibit 4.1 do and 99.1 not purport to be complete and are qualified in its entirety by reference to the full text of such exhibits.

On January 9, 2023, the Company issued a press release regarding the amendment of the rights offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include all statements other than historical fact, including, without limitation, statements regarding the rights offering, including the anticipated proceeds from the rights offering and the use of such proceeds, and the Company’s plans, projections and expectations regarding the rights offering, including the size, timing, price, and any intended participation of certain persons.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include prevailing market conditions, whether stockholders of record will exercise their rights to purchase common stock and the amount subscribed, and whether the Company will be able to successfully complete the rights offering, in addition to (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of Common Stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission, including the prospectus supplement. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Subscription Rights Certificate.
99.1	Form of Instructions as to Use of PLBY Group, Inc. Rights Certificate.
99.2	Press Release, dated January 9, 2023, regarding Amendments to the Rights Offering.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2023	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary